                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 26, 2005


                             AMERIGAS PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 DELAWARE                                1-13692                 23-2787918
 (STATE OR OTHER JURISDICTION       (COMMISSION FILE          (I.R.S. EMPLOYER
 OF INCORPORATION)                       NUMBER)             IDENTIFICATION NO.)

                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

AmeriGas Partners, L.P.                                         Form 8-K
Page 2                                                          January 26, 2005


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On January 26, 2005, AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. (the "Partnership") issued a press release announcing financial results for the Partnership for the fiscal quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (C)   Exhibits.

            99 Press Release of AmeriGas Partners, L.P. dated January 26, 2005, reporting its financial results for the fiscal quarter ended December 31, 2004.

                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERIGAS PARTNERS, L.P.
                                             By: AmeriGas Propane, Inc.,
                                                 its General Partner

                                             By: /s/ Robert W. Krick
                                                 -----------------------------
                                                 Robert W. Krick
                                                 Vice President and Treasurer

Date:  January 26, 2005

                                  EXHIBIT INDEX

The Following Exhibits Are Furnished:

EXHIBIT NO.     DESCRIPTION
-----------     -----------
    99          Press Release of AmeriGas Partners, L.P. dated January 26, 2005.